                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Oak Hill Financial, Inc., an Ohio corporation (the "Company"), hereby appoints John D. Kidd and H. Grant Stephenson, as his true and lawful attorneys-in-fact, or either of them, with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Annual Report for the fiscal year ended December 31, 1996 on Form 10-KSB (the "Annual Report") hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 1997.
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
Signature:                                   Title:

/s/ Evan E. Davis                            Chairman of the Board of Directors
  -----------------------------
         Evan E. Davis


/s/ John D. Kidd                             President and Director
  -----------------------------              (Principal Executive Officer)
         John D. Kidd


/s/ Richard P. LeGrand                       Executive Vice President and Director
  -----------------------------
         Richard P. LeGrand


/s/ H. Tim Bichsel                           Secretary and Treasurer
  -----------------------------              (Principal Financial and Accounting Officer)
         H. Tim Bichsel

/s/ Barry M. Dorsey, Ed.D.                   Director
  -----------------------------
         Barry M. Dorsey, Ed.D.


/s/ C. Clayton Johnson                       Director
  -----------------------------
         C. Clayton Johnson


/s/ Rick A. McNelly                          Director
  -----------------------------
         Rick A. McNelly


/s/ Donald R. Seigneur                       Director
  -----------------------------
         Donald R. Seigneur


 /s/ H. Grant Stephenson                     Director
  -----------------------------
         H. Grant Stephenson


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